UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23210

STIRA ALCENTRA GLOBAL CREDIT FUND

(Exact name of registrant as specified in charter)

18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

(Address of principal executive offices) (Zip code)

Christopher Hilbert

Chief Executive Officer

Stira Alcentra Global Credit Fund

18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

(Name and address of agent for service)

Copies to:

Owen J. Pinkerton, Esq.

Thompson Hine LLP

1919 M Street, N.W.

Washington, DC 20036

(202) 331-8800

Registrant’s telephone number, including area code: (877) 567-7264

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Reports to Shareholders.

Stira Alcentra Global Credit Fund

Annual Report

December 31, 2018

Annual Report December 31, 2018 1

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2018

		Base Rate	Interest
	Spread Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 81.25%

Corporate Bonds — 20.42%

Communications — 3.07%

Cincinnati Bell, Inc. (2)(3)			7.000	7/15/2024	$150,000	$151,725	$123,750	0.36%
Radiate Holdco LLC/Radiate Finance, Inc. (2)(3)			6.625	2/15/2025	500,000	478,182	432,500	1.26%
Altice Finco S.A. (2)(3)			7.625	2/15/2025	225,000	236,097	186,750	0.55%
Sprint Corp.			7.250	9/15/2021	300,000	314,696	307,050	0.90%
Total Communications						1,180,700	1,050,050	3.07%
Consumer Staples — 0.22%

Kronos Acquisition Holdings, Inc. (2)(3)			9.000	8/15/2023	100,000	100,407	76,750	0.22%
Total Consumer Staples						100,407	76,750	0.22%
Energy — 3.90%

Enviva Partners L.P./Enviva Partners Finance Corp. (3)			8.500	11/1/2021	415,000	432,385	425,375	1.24%
Unit Corp. (3)			6.625	5/15/2021	245,000	245,037	222,950	0.65%
Genesis Energy L.P./Genesis Energy Finance Corp. (3)			6.500	10/1/2025	300,000	304,001	264,000	0.77%
Sanchez Energy Corp. (3)			6.125	1/15/2023	130,000	113,765	23,400	0.07%
SemGroup Corp. (3)			6.375	3/15/2025	200,000	195,009	184,500	0.54%
Whiting Petroleum Corp. (3)			6.625	1/15/2026	250,000	259,334	214,375	0.63%
Total Energy						1,549,531	1,334,600	3.90%
Financials — 0.92%

AssuredPartners, Inc. (2)(3)			7.000	8/15/2025	350,000	349,981	315,448	0.92%
Total Financials						349,981	315,448	0.92%
Health Care — 3.83%

Tenet Healthcare Corp.			6.750	6/15/2023	500,000	498,274	455,938	1.33%
Valeant Pharmaceuticals International, Inc. (2)(3)			5.875	5/15/2023	325,000	302,109	300,625	0.88%
NVA Holdings, Inc. (2)(3)			6.875	4/1/2026	315,000	315,000	281,925	0.82%
Polaris Intermediate Corp. (2)(3)			8.500	12/1/2022	300,000	309,929	273,636	0.80%
Total Health Care						1,425,312	1,312,124	3.83%
Industrials — 2.43%

Bombardier, Inc. (2)(3)			7.500	3/15/2025	350,000	363,874	329,875	0.96%
Brand Energy & Infrastructure Services, Inc. (2)(3)			8.500	7/15/2025	250,000	261,881	213,125	0.62%
Covanta Holding Corp. (3)			5.875	7/1/2025	225,000	223,106	207,000	0.61%
Hillman Group, Inc. (The) (2)(3)			6.375	7/15/2022	100,000	98,495	81,000	0.24%
Total Industrials						947,356	831,000	2.43%
Materials — 5.21%

Consolidated Energy Finance S.A. (2)(3)			6.875	6/15/2025	300,000	309,634	285,663	0.83%
CVR Partners L.P./CVR Nitrogen
Finance Corp. (2)(3)			9.250	6/15/2023	300,000	314,220	312,000	0.91%
First Quantum Minerals Ltd. (2)(3)			7.250	4/1/2023	400,000	395,619	352,000	1.03%
ARD Finance S.A. (3)			7.125	9/15/2023	500,000	515,956	448,750	1.31%
BWAY Holding Co. (2)(3)			7.250	4/15/2025	275,000	280,830	246,812	0.72%
Platform Specialty Products Corp. (2)(3)			5.875	12/1/2025	150,000	151,335	140,250	0.41%
Total Materials						1,967,594	1,785,475	5.21%

See notes to financial statements

Annual Report December 31, 2018 2

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2018

		Base Rate	Interest
	Spread Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Technology — 0.84%

Genesys Telecommunications
Laboratories, Inc./Greeneden Lux 3
Sarl/Greeneden U.S. Holdings (2)(3)			10.000	11/30/2024	$275,000	$306,282	$288,063	0.84%
Total Technology						306,282	288,063	0.84%
Total Corporate Bonds						7,827,163	6,993,510	20.42%
Senior Secured - First Lien — 43.39%(4)(5)

Communications — 3.67%

ABG Intermediate Holdings 2, LLC	1M LIBOR + 3.500% Cash	2.349	5.849	9/26/2024	198,625	198,625	189,687	0.55%
Meredith Corp.	1M LIBOR + 2.750% Cash	2.345	5.095	1/31/2025	242,370	243,641	236,075	0.69%
Red Ventures, LLC	3M LIBOR + 3.000% Cash	2.387	5.387	11/8/2024	535,194	535,596	511,111	1.49%
West Corp.	1M LIBOR + 4.000% Cash	2.345	6.345	10/10/2024	247,500	247,500	228,011	0.67%
West Corp.	1M LIBOR + 3.500% Cash	2.345	5.845	10/10/2024	99,500	99,387	91,249	0.27%
Total Communications						1,324,749	1,256,133	3.67%
Consumer Discretionary — 7.43%

Constellis Holdings, LLC	3M LIBOR + 5.000% Cash	2.386	7.386	4/21/2024	247,487	250,203	237,588	0.69%
Employbridge, LLC	3M LIBOR + 4.500% Cash	2.445	6.945	4/18/2025	280,681	284,292	276,002	0.81%
Innovative Xcessories & Services, LLC	1M LIBOR + 4.750% Cash	2.510	7.260	11/29/2022	241,655	244,413	235,614	0.69%
Pre-Paid Legal Services, Inc.	1M LIBOR + 3.000% Cash	2.345	5.345	5/1/2025	228,871	229,965	224,580	0.66%
SRS Distribution, Inc.	1M LIBOR + 3.250% Cash	2.345	5.595	5/23/2025	249,375	248,752	233,361	0.68%
Staples, Inc.	3M LIBOR + 4.000% Cash	2.541	6.541	9/12/2024	247,500	234,225	237,859	0.69%
Stars Group Holdings B.V. (The)	3M LIBOR + 3.500% Cash	2.386	5.886	7/10/2025	696,500	701,265	675,170	1.97%
Weight Watchers International, Inc.	3M LIBOR + 4.750% Cash	2.400	7.150	11/29/2024	429,905	436,461	426,143	1.24%
Total Consumer Discretionary						2,629,576	2,546,317	7.43%
Consumer Staples — 5.68%

Albertsons, LLC	3M LIBOR + 3.000% Cash	2.822	5.822	12/21/2022	395,734	390,097	381,058	1.11%
Manna Pro Products, LLC (6)	1M LIBOR + 6.000% Cash	2.349	8.349	12/8/2023	263,187	263,187	263,187	0.77%
Manna Pro Products, LLC	1M LIBOR + 6.000% Cash	2.455	8.455	12/8/2023	1,302,774	1,295,634	1,302,774	3.80%
Total Consumer Staples						1,948,918	1,947,019	5.68%

See notes to financial statements

Annual Report December 31, 2018 3

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2018

		Base Rate	Interest
	Spread Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Financials — 2.50%

Hub International Ltd.	2M LIBOR + 2.750% Cash	2.356	5.106	4/25/2025	$298,500	$297,815	$282,690	0.83%
Mayfield Agency Borrower, Inc.	1M LIBOR + 4.000% Cash	2.345	6.345	2/28/2025	219,895	220,503	214,947	0.62%
USI, Inc.	3M LIBOR + 3.000% Cash	2.386	5.386	5/16/2024	379,171	381,050	358,791	1.05%
Total Financials						899,368	856,428	2.50%
Health Care — 4.89%

Air Methods Corp.	3M LIBOR + 3.500% Cash	2.386	5.886	4/21/2024	300,000	301,507	239,356	0.70%
CVS Holdings I L.P.	1M LIBOR + 2.750% Cash	2.350	5.100	2/6/2025	347,375	346,750	331,201	0.97%
Pearl Intermediate Parent, LLC	1M LIBOR + 2.750% Cash	2.504	5.254	2/14/2025	67,490	67,338	64,200	0.19%
Pearl Intermediate Parent, LLC (6)	1M LIBOR + 2.750% Cash	2.522	5.272	2/14/2025	19,948	19,903	18,975	0.06%
PharMerica Corp.	1M LIBOR + 3.500% Cash	2.455	5.955	12/6/2024	347,997	350,508	333,498	0.97%
PharMerica Corp.	1M LIBOR + 7.750% Cash	2.455	10.205	12/5/2025	200,000	203,537	191,000	0.56%
Team Health Holdings, Inc.	1M LIBOR + 2.750% Cash	2.345	5.095	2/6/2024	396,345	388,783	356,215	1.04%
Valeant Pharmaceuticals International, Inc.	1M LIBOR + 3.000% Cash	2.379	5.379	6/2/2025	144,375	146,066	138,300	0.40%
Total Health Care						1,824,392	1,672,745	4.89%
Industrials — 6.40%

ATS Consolidated, Inc.	1M LIBOR + 3.750% Cash	2.345	6.095	2/28/2025	357,549	358,565	349,504	1.02%
EnergySolutions, LLC	3M LIBOR + 3.750% Cash	2.386	6.136	5/9/2025	248,750	247,591	231,338	0.68%
Filtration Group Corp.	1M LIBOR + 3.000% Cash	2.345	5.345	3/29/2025	289,714	291,090	280,298	0.82%
Loparex Holding B.V.	3M LIBOR + 4.250% Cash	2.386	6.636	4/11/2025	497,500	500,863	490,037	1.43%
NCI Building Systems, Inc.	3M LIBOR + 3.750% Cash	2.425	6.175	4/12/2025	347,377	347,579	317,850	0.93%
Pike Corp.	1M LIBOR + 3.500% Cash	2.350	5.850	3/23/2025	238,158	239,666	233,842	0.68%
Titan Acquisition Ltd.	1M LIBOR + 3.000% Cash	2.345	5.345	3/28/2025	312,638	312,440	287,627	0.84%
Total Industrials						2,297,794	2,190,496	6.40%
Materials — 4.73%

AgroFresh, Inc.	1M LIBOR + 4.750% Cash	2.345	7.095	7/31/2021	246,803	247,024	243,564	0.71%
Albea Beauty Holdings S.A.	6M LIBOR + 3.000% Cash	2.887	5.887	4/22/2024	334,473	335,483	316,704	0.92%
BWAY Holding Company	3M LIBOR + 3.250% Cash	2.408	5.658	4/3/2024	447,727	446,501	422,542	1.23%
Covia Holdings Corp.	3M LIBOR + 3.750% Cash	2.386	6.136	6/1/2025	298,500	299,449	217,905	0.64%
Cyanco Intermediate Corp.	1M LIBOR + 3.500% Cash	2.349	5.849	3/16/2025	186,590	187,272	180,759	0.53%
OCI Beaumont, LLC	3M LIBOR + 4.000% Cash	2.386	6.386	2/14/2025	243,163	244,775	239,059	0.70%
Total Materials						1,760,504	1,620,533	4.73%

See notes to financial statements

Annual Report December 31, 2018 4

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2018

		Base Rate	Interest
	Spread Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Technology — 7.11%

Bright Bidco B.V.	1M LIBOR + 3.500% Cash	2.345	5.845	6/30/2024	$246,881	$248,761	$209,386	0.61%
Capri Finance, LLC USD	3M LIBOR + 3.250% Cash	2.527	5.777	11/1/2024	297,750	298,433	283,607	0.83%
Everi Payments, Inc.	1M LIBOR + 3.000% Cash	2.345	5.345	5/9/2024	545,220	549,432	530,500	1.55%
Harland Clarke Holdings Corp.	3M LIBOR + 4.750% Cash	2.386	7.136	11/3/2023	202,325	204,066	184,191	0.54%
McAfee, LLC	1M LIBOR + 3.750% Cash	2.349	6.099	9/30/2024	342,865	346,602	334,722	0.97%
Mitchell International, Inc.	1M LIBOR + 3.250% Cash	2.345	5.595	11/29/2024	49,625	49,409	47,950	0.14%
Quest Software U.S. Holdings, Inc.	3M LIBOR + 4.250% Cash	2.527	6.777	5/16/2025	590,000	589,221	572,300	1.67%
Riverbed Technology, Inc.	1M LIBOR + 3.250% Cash	2.350	5.600	4/24/2022	289,259	288,943	273,607	0.80%
Total Technology						2,574,867	2,436,263	7.11%
Utilities — 0.98%

Helix Gen Funding, LLC	1M LIBOR + 3.750% Cash	2.345	6.095	6/2/2024	358,278	353,352	336,296	0.98%
Total Utilities						353,352	336,296	0.98%

Total Senior Secured - First Lien						15,613,520	14,862,230	43.39%

Senior Secured - Second Lien — 17.44%(4)(5)

Energy — 0.44%

Granite Acquisition, Inc.	3M LIBOR + 7.250% Cash	2.386	9.636	12/19/2022	152,597	154,102	149,469	0.44%
Total Energy						154,102	149,469	0.44%
Financials — 3.98%

Asurion, LLC	1M LIBOR + 6.500% Cash	2.345	8.845	8/4/2025	940,000	959,774	932,367	2.72%
Capital Automotive L.P.	1M LIBOR + 6.000% Cash	2.350	8.350	3/24/2025	285,051	291,956	282,380	0.83%
Mayfield Agency Borrower, Inc.	1M LIBOR + 8.500% Cash	2.345	10.845	3/2/2026	150,000	151,016	148,500	0.43%
Total Financials						1,402,746	1,363,247	3.98%
Health Care — 12.64%

Pearl Intermediate Parent, LLC	1M LIBOR + 6.250% Cash	2.504	8.754	2/13/2026	251,000	253,733	248,490	0.73%
VVC Holding Corp.	3M LIBOR + 8.125% Cash	2.436	10.561	7/9/2026	4,000,000	3,961,650	4,080,000	11.91%
Total Health Care						4,215,383	4,328,490	12.64%

See notes to financial statements

Annual Report December 31, 2018 5

Stira Alcentra Global Credit Fund

Schedule of Investments

As of December 31, 2018

		Base Rate	Interest
	Spread Above	Floor	Rate	Maturity	Principal	Cost(1)	Fair Value	% of Net
Description	Index	(%)	(%)	Date	Amount	($)	($)	Assets

Technology — 0.38%

Mitchell International, Inc.	1M LIBOR + 7.250% Cash	2.345	9.595	12/1/2025	$133,333	$132,727	$130,084	0.38%
Total Technology						132,727	130,084	0.38%
Total Senior Secured - Second Lien						5,904,958	5,971,290	17.44%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						29,345,641	27,827,030	81.25%
Total Investments						29,345,641	27,827,030	81.25%
Unfunded Loan Commitments						(107,388)	(107,388)	(0.31)%
Net Investments						29,238,253	27,719,642	80.93%
Assets In Excess Of Other Liabilities							6,529,674	19.07%
Net Assets							$34,249,316	100.00%

(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.
(2)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by Alcentra NY, LLC., the investment sub-adviser, and may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Total market value of Rule 144A securities amounted to $4,240,172, which represents approximately 12.42% of the Fund’s net assets as of December 31, 2018.
(3)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(4)	The principal balance outstanding for all floating rate loans is indexed to the London Inter-Bank Offered Rate (“LIBOR”) or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Fund has provided the applicable margin over LIBOR based on each respective credit agreement.
(5)	Variable rate security. Interest rate disclosed is that which was in effect on December 31, 2018.
(6)	Unfunded or partially unfunded loan commitments. The Fund may enter into certain credit agreements for which all or a portion may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion.

See notes to financial statements

Annual Report December 31, 2018 6

Stira Alcentra Global Credit Fund

Statement of Assets and Liabilities

As of
December 31,
2018
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $29,238,253)(1)	$27,719,642
Total of portfolio investments, at fair value (cost $29,238,253)	27,719,642
Cash and cash equivalents	6,047,476
Receivable for expense support due from Adviser	550,410
Receivable for expense reimbursement from third-party	107,867
Dividends and interest receivable	281,726
Deferred offering costs	112,558
Receivable for investments sold	3,323
Prepaid expenses and other assets	21,730
Total Assets	$34,844,732

Liabilities
Professional fees payable	358,295
Trustees’ fees payable	179,750
Accounting and administration fees payable	33,000
Transfer agent fees payable	4,116
Other accrued expenses and liabilities	20,255
Total Liabilities	$595,416
Commitments and contingencies (Note 3)

Net Assets
Paid-in capital	35,855,466
Accumulated deficit	(1,606,150)
Total Net Assets	34,249,316
Total Liabilities and Net Assets	$34,844,732

Net Assets:
Class A	8,037,075
Class C	4,083,974
Class D	545,041
Class I	5,490,036
Class T	16,093,190
Total Net Assets	$34,249,316

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	929,792
Class C	473,131
Class D	63,049
Class I	635,553
Class T	1,861,796

Net asset value per share:
Class A	$8.64
Class C	8.63
Class D	8.64
Class I	8.64
Class T	8.63
(1) Net of unfunded loan commitments of $107,388.

See notes to financial statements

Annual Report December 31, 2018 7

Stira Alcentra Global Credit Fund

Statement of Operations

For the year ended
December 31, 2018
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$1,495,889
Other income from portfolio investments	37,351
Total investment income	$1,533,240

Expenses:
Management fees	458,770
Professional fees	472,047
Administration and custodian fees	352,919
Trustees’ fees and expenses	319,153
Administrative services expenses	235,305
Amortization of offering costs	174,267
Compliance fees	52,116
Insurance expense	33,957
Printing and mailing expense	24,433
Distribution and servicing fees - Class C	21,191
Distribution and servicing fees - Class I	14,781
Distribution and servicing fees - Class T	59,640
Transfer agent fees	32,372
Other expenses	52,194
Total expenses	$2,303,145
Expense reimbursements	(2,120,795)
Net expenses	182,350
Net investment income	$1,350,890

Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	$(87,539)
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	(1,483,310)
Net realized gain (loss) and net change in unrealized appreciation (depreciation) from
portfolio investments	(1,570,849)
Net Decrease in Net Assets Resulting from Operations	$(219,959)

See notes to financial statements

Annual Report December 31, 2018 8

Stira Alcentra Global Credit Fund

Statements of Changes in Net Assets

		For the period from
		August 8, 2017
		(commencement of
	For the year ended	operations) to
	December 31, 2018	December 31, 2017
Increase (decrease) in net assets resulting from operations
Net investment income	$1,350,890	$143,405
Net realized gain (loss) on investments	(87,539)	50,009
Net change in unrealized appreciation (depreciation) on investments	(1,483,310)	(35,301)
Net increase (decrease) in net assets resulting from operations	(219,959)	158,113

Capital transactions
Issuance of common stock:
Class A(1)	7,931,166	935,344
Class C	4,263,820	—
Class D(1)	578,194	—
Class I(1)	5,453,020	275,000
Class T	8,764,243	8,329,179
Total issuance of common stock	26,990,443	9,539,523

Commissions and fees on shares sold:
Class A	(617,668)	(70,328)
Class D	(11,564)	—
Class T	(393,752)	(68,381)
Total commissions and fees on shares sold	(1,022,984)	(138,709)

Reinvestment of distributions:
Class A	79,583	1,217
Class C	25,061	—
Class D	4,371	—
Class I	52,529	137
Class T	301,615	76,930
Total reinvestment of distributions	463,159	78,284

Net increase in net assets resulting from capital transactions	26,430,618	9,479,098

Distributions to shareholders from:
Distributable earnings:
Class A	(339,376)	(9,907	)(a)
Class C	(98,695)	—
Class D	(16,964)	—
Class I	(191,472)	(137	)(a)
Class T	(793,494)	(143,732	)(a)
Return of capital:
Class A	(45,341)	—
Class C	(17,901)	—
Class D	(2,360)	—
Class I	(27,750)	—
Class T	(111,425)	—

Total distributions to shareholders	(1,644,778)	(153,776)

Total increase in net assets	24,565,881	9,483,435

Net assets at beginning of year(b)	9,683,435	200,000
Net assets at end of year	$34,249,316	$9,683,435

(1)	The Fund began offering and selling Classes A, D and I shares on November 7, 2017.

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the Fund consisted solely of net investment income for the period ended December 31, 2017.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $0 as of December 31, 2017.

See notes to financial statements

Annual Report December 31, 2018 9

Stira Alcentra Global Credit Fund

Statements of Changes in Net Assets (continued)

Capital shares transactions
Issuance of common stock:
Class A	804,771	94,372
Class C	470,364	—
Class D	62,566	—
Class I	599,761	29,983
Class T	920,219	899,982
Total issuance of common stock	2,857,681	1,024,337

Reinvestment of distributions:
Class A	8,777	133
Class C	2,767	—
Class D	483	—
Class I	5,794	15
Class T	33,213	8,382
Total reinvestment of distributions	51,034	8,530

Net increase in shares resulting from capital transactions	2,908,715	1,032,867

See notes to financial statements

Annual Report December 31, 2018 10

Stira Alcentra Global Credit Fund

Statement of Cash Flows

For the year ended
December 31, 2018
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(219,959)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized loss from portfolio investments	87,539

Net change in unrealized (appreciation) depreciation of portfolio investments	1,483,310
Amortization of premium on debt securities	8,563
Purchases of portfolio investments	(27,478,762)
Net proceeds from sales/return of capital of portfolio investments	7,081,656
Amortization of deferred offering costs	174,267
(Increase) decrease in operating assets:
Dividends and interest receivable	(196,640)
Receivable for investments sold	(2,682)
Receivable for expense support due from Adviser	(126,796)
Receivable for expense reimbursement from third-party	(107,867)
Prepaid expenses and other assets	(21,731)
Increase (decrease) in operating liabilities:
Payable for investments purchased	(1,838,001)
Trustees' fees payable	94,000
Professional fees payable	179,245
Transfer agent fee payable	3,316
Accounting and administration fees payable	(81,553)
Other accrued expenses and liabilities	(1,245)
Net cash used in operating activities	(20,963,340)

Cash Flows from Financing Activities
Issuance of common stock	27,719,318
Payment of commissions on sale of common stock and related dealer manager fee	(1,022,984)
Payment of deferred offering costs	(269,904)
Distributions paid to shareholders	(1,193,705)
Net cash provided by financing activities	25,232,725
Increase in cash	4,269,385
Cash at beginning of year	1,778,091
Cash and Cash Equivalents at end of year	$6,047,476

Supplemental and non-cash financing activities:
Distributions paid to common shareholders through common share issuances pursuant to the distribution reinvestment plan	$463,159
Increase in distribution and shareholder servicing fees payable	12,444

See notes to financial statements

Annual Report December 31, 2018 11

Stira Alcentra Global Credit Fund

Financial Highlights

		For the period from
		August 8, 2017
		(commencement of
		operations) to
	For the year ended	December
	December 31, 2018	31, 2017
Class A Shares
Per share data(1)
Net asset value, beginning of period	$9.18	$9.15

Net investment income	0.52	0.23
Net realized and unrealized gains (losses)	(0.42)	0.04

Net increase in net assets resulting from operations	0.10	0.27

Distributions to shareholders:(2)
From net investment income	(0.57)	(0.24)
From return of capital	(0.07)	—
Total dividend distributions declared	(0.64)	(0.24)

Net asset value, end of year	$8.64	$9.18
Market value per share, end of year	$9.37	$9.98

Total return based on net asset value(3)(4)	0.87%	1.16%
Total return based on market value(3)(4)	0.28%	1.15%

Shares outstanding at end of year	929,792	116,244

Ratio/Supplemental Data:
Net assets, at end of year	$8,037,075	$1,067,355
Ratio of total expenses before waiver to average net assets(5)	8.93%	111.84%
Ratio of net expenses to average net assets(5)	0.46%	—%
Ratio of net investment income (loss) before waiver to average net assets(5)	(2.68)%	(94.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	5.79%	17.17%
Portfolio turnover rate(3)	25.00%	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Not Annualized.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.
(5)	Annualized.

See notes to financial statements

Annual Report December 31, 2018 12

Stira Alcentra Global Credit Fund

Financial Highlights

For the period from February 5, 2018 (commencement of operations) to
December 31, 2018

Class C Shares
Per share data(1)
Net asset value, beginning of period	$9.12

Net investment income	0.31
Net realized and unrealized gains (losses)	(0.34)

Net decrease in net assets resulting from operations	(0.03)

Distributions to shareholders:(2)
From net investment income	(0.39)
From return of capital	(0.07)
Total dividend distributions declared	(0.46)

Net asset value, end of year	$8.63
Market value per share, end of period	$8.63

Total return based on net asset value(3)(4)	(0.57)%
Total return based on market value(3)(4)	(0.57)%

Shares outstanding at end of period	473,131

Ratio/Supplemental Data:
Net assets, at end of period	$4,083,974
Ratio of total expenses before waiver to average net assets(5)	9.72%
Ratio of net expenses to average net assets(5)	2.65%
Ratio of net investment income (loss) before waiver to average net assets(5)	(3.22)%
Ratio of net investment income (loss) after waiver to average net assets(5)	3.85%
Portfolio turnover rate(3)	25.00%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Not Annualized.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.
(5)	Annualized.

See notes to financial statements

Annual Report December 31, 2018 13

Stira Alcentra Global Credit Fund

Financial Highlights

For the year ended
December 31, 2018

Class D Shares
Per share data(1)
Net asset value, beginning of year	$9.07

Net investment income	0.46
Net realized and unrealized gains (losses)	(0.25)

Net increase in net assets resulting from operations	0.21

Distributions to shareholders:(2)
From net investment income	(0.57)
From return of capital	(0.07)
Total dividend distributions declared	(0.64)

Net asset value, end of year	$8.64
Market value per share, end of year	$8.80

Total return based on net asset value(3)(4)	0.87%
Total return based on market value(3)(4)	0.74%

Shares outstanding at end of year	63,049

Ratio/Supplemental Data:
Net assets, at end of year	$545,041
Ratio of total expenses before waiver to average net assets(5)	8.22%
Ratio of net expenses to average net assets(5)	1.17%
Ratio of net investment income (loss) before waiver to average net assets(5)	(1.87)%
Ratio of net investment income (loss) after waiver to average net assets(5)	5.17%
Portfolio turnover rate(3)	25.00%

(1)	The per share data was derived by using the average shares outstanding during the year.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire year.
(3)	Not Annualized.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.
(5)	Annualized.

See notes to financial statements

Annual Report December 31, 2018 14

Stira Alcentra Global Credit Fund

Financial Highlights

		For the period from
		November 7, 2017
		(commencement of
	For the year ended	operations) to
	December 31, 2018	December 31, 2017

Class I Shares
Per share data(1)
Net asset value, beginning of period	$9.18	$9.15

Net investment income	0.45	0.04
Net realized and unrealized gains (losses)	(0.39)	0.04

Net increase in net assets resulting from operations	0.06	0.08

Distributions to shareholders:(2)
From net investment income	(0.53)	(0.05)
From return of capital	(0.07)	—
Total dividend distributions declared	(0.60)	(0.05)

Net asset value, end of year	$8.64	$9.18
Market value per share, end of year	$8.64	$9.18

Total return based on net asset value(3)(4)	0.41%	0.83%
Total return based on market value(3)(4)	0.41%	0.83%

Shares outstanding at end of year	635,553	29,998

Ratio/Supplemental Data:
Net assets, at end of year	$5,490,036	$275,443
Ratio of total expenses before waiver to average net assets(5)	9.44%	15.93%
Ratio of net expenses to average net assets	1.26%	—%
Ratio of net investment income (loss) before waiver to average net assets(5)	(3.15)%	(12.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	5.03%	3.26%
Portfolio turnover rate(3)	25.00%	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Not Annualized.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.
(5)	Annualized.

See notes to financial statements

Annual Report December 31, 2018 15

Stira Alcentra Global Credit Fund

Financial Highlights

		For the period from
		August 8, 2017
		(commencement of
	For the year ended	operations) to
	December 31, 2018	December 31, 2017

Class T Shares
Per share data(1)
Net asset value, beginning of period	$9.18	$9.20

Net investment income	0.52	0.22
Net realized and unrealized gains (losses)	0.13	(0.04)

Net increase in net assets resulting from operations	0.65	0.18

Distributions to shareholders:(2)
From net investment income	(1.13)	(0.20)
From return of capital	(0.07)	—
Total dividend distributions declared	(1.20)	(0.20)

Net asset value, end of year	$8.63	$9.18
Market value per share, end of year	$9.07	$9.66

Total return based on net asset value(4)(3)(5)	(0.05)%	2.24%
Total return based on market value(3)(4)(5)	(0.37)%	2.24%

Shares outstanding at end of year	1,861,796	908,364

Ratio/Supplemental Data:
Net assets, at end of year	$16,093,190	$8,340,637
Ratio of total expenses before waiver to average net assets(6)	9.40%	23.35%
Ratio of net expenses to average net assets	0.44%	—%
Ratio of net investment income (loss) before waiver to average net assets(6)	(3.25)%	(19.62)%
Ratio of net investment income (loss) after waiver to average net assets(6)	5.71%	3.73%
Portfolio turnover rate(3)	25.00%	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Not Annualized.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.
(5)	Total return reflects a one-time payment from affiliate. If such payment was not included, the returns would have been 1.33% for the period from August 8, 2017 to December 31, 2017.
(6)	Annualized.

See notes to financial statements

Annual Report December 31, 2018 16

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1. Principal Business and Organization

Stira Alcentra Global Credit Fund (the “Fund”) was formed as a Delaware statutory trust on October 24, 2016, and is an externally managed, non-diversified closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment adviser is Stira Investment Adviser, LLC (the “Adviser”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”), a registered investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub-adviser. The Sub-Adviser is the U.S. subsidiary of Alcentra Group, a wholly-owned subsidiary of BNY Mellon, and is responsible for identifying investment opportunities, making investment decisions for the Fund and executing on its trading strategies, subject to oversight by the Adviser. The Fund's administrator is State Street Bank and Trust Company (“State Street”). State Street provides various accounting and administrative services, including preparing preliminary financial information for review by the Adviser, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing.

On May 8, 2017, the Fund commenced its continuous public offering pursuant to a registration statement on Form N-2 to offer a minimum of $3,000,000 (the “Minimum Offering Requirement”) and up to $3,000,000,000 in five classes of shares of beneficial interest of the Fund (the “Shares”): Class A, Class T, Class D, Class I and Class C Shares (the “Offering”). Shares were initially offered at $10.00 per Class A Share, $9.68 per Class T Share, $9.39 per Class D Share, $9.20 per Class I Share and $9.18 per Class C Share (with discounts available for certain categories of purchasers). Prior to satisfying the Minimum Offering Requirement, subscriptions were held in an escrow account with UMB Bank, N.A. On August 8, 2017, the Fund raised the Minimum Offering Requirement and the offering proceeds held in escrow were released to the Fund. Subsequent to satisfying the Minimum Offering Requirement, Shares are offered through Stira Capital Markets Group, LLC (formerly Steadfast Capital Markets Group, LLC) (the “Dealer Manager”) at an offering price equal to the Fund’s then current net asset value (“NAV”) per Share, plus selling commissions and dealer manager fees, if applicable. Upon satisfying the Minimum Offering Requirement, the Fund only offered and sold Class T Shares. On November 7, 2017, the Fund received exemptive relief from the SEC to offer multiple share classes. Following the receipt of such exemptive relief, the Fund began offering and selling Class A, Class D and Class I Shares. On February 5, 2018, the Fund registered and began offering and selling Class C Shares.

On September 17, 2018, the Fund suspended the Offering and its distribution reinvestment plan (“DRP”) and began exploring strategic alternatives. On December 21, 2018, the Fund entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Priority Income Fund, Inc. (“Priority”), a Maryland corporation, whereby the Fund will merge with and into Priority, with Priority being the surviving entity (the “Merger”). The Merger and the Merger Agreement have each been approved by the Fund’s board of trustees (the “Board”) and the board of directors of Priority. During the year ended December 31, 2018, the Fund incurred $207,867 of merger-related costs, of which Priority reimbursed $100,000 and $107,867 remains reimbursable by Priority as of December 31, 2018.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial statements for the periods included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates and such differences could be material.

Cash

The Fund deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits. Cash at December 31, 2018 is on deposit at State Street Bank. There are no restrictions on cash.

Investments

Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Fund in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security.

Annual Report December 31, 2018 17

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

Portfolio Investment Classification

The Fund classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Fund owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Valuation of Portfolio Investments

Portfolio investments are carried at fair value as determined by the Board. The methodologies used in determining these valuations include the following:

Debt

The yield to maturity analysis is used to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value.

Organizational Expenses

When recognized, organizational expenses, including reimbursement payments to the Adviser, are expensed on the Fund’s Statement of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Fund and are expensed as incurred, subject to recoupment as described in Note 7.

Offering Costs

Offering costs incurred prior to the satisfaction of the Minimum Offering Requirement were deferred. Upon satisfaction of the Minimum Offering Requirement and thereafter, offering costs, including any deferred offering costs, are capitalized on the Fund’s Statement of Assets and Liabilities, subject to the 1.0% limitation described in Note 7, and will be amortized over 12 months on a straight-line basis and are subject to recoupment as described in Note 7. These costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering.

Net Asset Value per Share

Net asset value (“NAV”) per share is calculated using the number of shares outstanding as of the end of the period.

Investment Income and Investment Transactions

Investment income includes interest income and dividend income, net of any foreign withholding taxes. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on the trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Annual Report December 31, 2018 18

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

Foreign Currency Translations

The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

Income Taxes

The Fund has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. To obtain and maintain qualification for taxation as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

The Fund accounts for income taxes in conformity with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. There were no material uncertain income tax positions, interest, or penalties as of December 31, 2018.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

Distributions

Distributions to the Fund’s shareholders are recorded as of the record date.

Note 3. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Fund has agreed to indemnify its officers, trustees, employees, agents or any person who serves on behalf of the Fund from any loss, claim, damage, or liability which such person incurs by reason of his or her performance of activities of the Fund, provided they acted in good faith. The Fund expects the risk of loss related to its indemnifications to be remote.

The Fund’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2018, the Fund’s unfunded commitments under loan and financing agreements are presented below:

	December 31, 2018
	Total Commitment	Unfunded Commitment
Pearl Intermediate Parent, LLC	$19,948	$4,745
Manna Pro Products, LLC	263,187	102,643
	$283,135	$107,388

Annual Report December 31, 2018 19

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

Note 4. Investment Portfolio

As of December 31, 2018, the Fund had invested approximately $29.2 million in 77 portfolio companies. The weighted average yield of the investment portfolio based upon original cost, as of December 31, 2018, was 7.45% with an average duration of 1.04 years. The following tables illustrate the Fund’s investment portfolio as of December 31, 2018 by industry, geography, asset type, floating/fixed rate breakdown and investment structure:

		% of Total
Top 10 Holdings	% of Fair Value	Net Assets
VVC Holding Corp.	14.66%	11.91%
Manna Pro Products, LLC	4.68%	3.80%
Asurion, LLC	3.35%	2.72%
Stars Group Holdings B.V. (The)	2.43%	1.97%
Quest Software U.S. Holdings, Inc.	2.06%	1.67%
Everi Payments, Inc.	1.91%	1.55%
Red Ventures, LLC	1.84%	1.49%
Loparex Holding B.V.	1.76%	1.43%
Tenet Healthcare Corp.	1.64%	1.33%
ARD Finance S.A.	1.61%	1.31%
	35.94%	29.18%

		% of Total
Industry Concentration	% of Fair Value	Net Assets
Health Care	26.28%	21.35%
Materials	12.24%	9.94%
Industrials	10.86%	8.83%
Technology	10.26%	8.33%
Consumer Discretionary	9.15%	7.43%
Financials	9.11%	7.40%
Communications	8.29%	6.74%
Consumer Staples	7.27%	5.91%
Energy	5.33%	4.34%
Utilities	1.21%	0.98%
Assets in excess of other liabilities (net of unfunded loans commitments)	—	18.75%
	100.00%	100.00%

Annual Report December 31, 2018 20

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

		% of Total
Asset Type	% of Fair Value	Net Assets
Senior Secured - First Lien	53.41%	43.39%
Corporate Bonds	25.13%	20.42%
Senior Secured - Second Lien	21.46%	17.44%
Assets in excess of other liabilities (net of unfunded loans commitments)	—	18.75%
	100.00%	100.00%

		% of Total
Geographic Concentration	% of Fair Value	Net Assets
United States	85.03%	69.08%
Western Europe	11.44%	9.30%
Other	3.53%	2.87%
Assets in excess of other liabilities	—	18.75%
	100.00%	100.00%

		% of Total
Floating/ Fixed Rate Breakdown	% of Fair Value	Net Assets
Floating	74.87%	60.83%
Fixed	25.13%	20.42%
Assets in excess of other liabilities	—	18.75%
	100.00%	100.00%

		% of Total
Investment Structure	% of Fair Value	Net Assets
Originated	20.29%	16.49%
Proprietary	—	—
Syndicated	79.71%	64.76%
Assets in excess of other liabilities	—	18.75%
	100.00%	100.00%

Annual Report December 31, 2018 21

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

Note 5. Fair Value of Financial Instruments

The Fund accounts for its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value and establishes a framework for measuring fair value. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Fund has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC 820, the Fund, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets, including actionable bids from third parties for privately held assets or liabilities, and inputs other than quoted prices that are observable (either directly or indirectly) at the measurement date, such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Fund. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Level 1 and Level 2 Fair Value Investments - The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities - Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Board. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund's investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Annual Report December 31, 2018 22

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

When reliable market quotations are not considered to be readily available, which may be the case, for example, for restricted securities, certain debt securities, preferred stocks, or foreign stocks, the investments are valued at their fair value as determined by the Sub-Adviser under procedures established and periodically reviewed by the Board.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. The portfolio may hold securities which are periodically fair valued in accordance with the Fund’s Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the year. For the year ended December 31, 2018, there were no transfers between Level 1, 2 or 3.

The fair values of the fund’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2018 were as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$-	$6,993,510	$-	$6,993,510
Senior Secured Loans - First Lien	-	13,296,269	1,565,961	14,862,230
Senior Secured Loans - Second Lien	-	1,891,290	4,080,000	5,971,290
Total investments	$-	$22,181,069	$5,645,961	$27,827,030
Unfunded Loan Commitments	-	(4,745)	(102,643)	(107,388)
Net Investments	$-	$22,176,324	$5,543,318	$27,719,642

The following is a reconciliation of Level 3 investments for the year ended December 31, 2018:

	Senior Secured	Senior Secured
	Loans - First Lien	Loans - Second Lien
Beginning Balance as of January 1, 2018	$—	$—
Realized gain (loss)	56	—
Unrealized gain (loss) relating to instruments still held at reporting date	7,141	118,350
Purchases	1,567,955	3,960,000
Sales	(9,870)	—
Amortization	679	1,650
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending Balance as of December 31, 2018	$1,565,961	$4,080,000

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2018:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured Loans – First Lien	$1,565,961	Market comparables	EV/EBITDA multiple	7.7x—16.4x	14.2	x
Senior Secured Loans – Second Lien	4,080,000	Market comparables	EV/EBITDA multiple	8.5x—20.8x	10.2	x
Total Level 3 Investments	$5,645,961

Note 6. Capital

During the year ended December 31, 2018, the Fund sold 2,908,715 Shares at an average price per share of $9.44 for gross proceeds of $27,453,602, including 51,034 Shares issued pursuant to the DRP for gross proceeds of $463,159.

The Fund’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) authorizes the Fund’s issuance of an unlimited number of Shares, par value $0.001 per share. There is currently no market for the Fund’s shares and the Fund does not expect that a market for its shares will develop in the foreseeable future. Pursuant to the Fund’s Declaration of Trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Annual Report December 31, 2018 23

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

Distributions

The following table reflects the cash distributions per Class A share that the Fund declared on its common shares during the year ended December 31, 2018:

			Amount
Date Declared	Record Date	Payment Date	Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.06
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 2, 2018	0.06
February 27, 2018	April 30, 2018	May 1, 2018	0.06
February 27, 2018	May 31, 2018	June 1, 2018	0.06
May 22, 2018	June 30, 2018	July 2, 2018	0.06
May 22, 2018	July 31, 2018	August 1, 2018	0.06
May 22, 2018	August 31, 2018	September 4, 2018	0.06
August 23, 2018	September 30, 2018	October 1, 2018	0.06
August 23, 2018	October 31, 2018	November 1, 2018	0.06
August 23, 2018	November 30, 2018	December 3, 2018	0.06

The following table reflects the cash distributions per Class C share that the Fund declared on its common shares during the year ended December 31, 2018:

			Amount
Date Declared	Record Date	Payment Date	Per Share
February 27, 2018	March 30, 2018	April 2, 2018	$0.05
February 27, 2018	April 30, 2018	May 1, 2018	0.05
February 27, 2018	May 31, 2018	June 1, 2018	0.05
May 22, 2018	June 30, 2018	July 2, 2018	0.05
May 22, 2018	July 31, 2018	August 1, 2018	0.05
May 22, 2018	August 31, 2018	September 4, 2018	0.05
August 23, 2018	September 30, 2018	October 1, 2018	0.05
August 23, 2018	October 31, 2018	November 1, 2018	0.05
August 23, 2018	November 30, 2018	December 3, 2018	0.05

The following table reflects the cash distributions per Class D share that the Fund declared on its common shares during the year ended December 31, 2018:

			Amount
Date Declared	Record Date	Payment Date	Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.06
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 2, 2018	0.06
February 27, 2018	April 30, 2018	May 1, 2018	0.06
February 27, 2018	May 31, 2018	June 1, 2018	0.06
May 22, 2018	June 30, 2018	July 2, 2018	0.06
May 22, 2018	July 31, 2018	August 1, 2018	0.06
May 22, 2018	August 31, 2018	September 4, 2018	0.06
August 23, 2018	September 30, 2018	October 1, 2018	0.06
August 23, 2018	October 31, 2018	November 1, 2018	0.06
August 23, 2018	November 30, 2018	December 3, 2018	0.06

Annual Report December 31, 2018 24

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

The following table reflects the cash distributions per Class I share that the Fund declared on its common shares during the year ended December 31, 2018:

			Amount
Date Declared	Record Date	Payment Date	Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.06
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 2, 2018	0.06
February 27, 2018	April 30, 2018	May 1, 2018	0.05
February 27, 2018	May 31, 2018	June 1, 2018	0.06
May 22, 2018	June 30, 2018	July 2, 2018	0.05
May 22, 2018	July 31, 2018	August 1, 2018	0.06
May 22, 2018	August 31, 2018	September 4, 2018	0.06
August 23, 2018	September 30, 2018	October 1, 2018	0.05
August 23, 2018	October 31, 2018	November 1, 2018	0.06
August 23, 2018	November 30, 2018	December 3, 2018	0.05

The following table reflects the cash distributions per Class T share that the Fund declared on its common shares during the year ended December 31, 2018:

			Amount
Date Declared	Record Date	Payment Date	Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.05
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 2, 2018	0.05
February 27, 2018	April 30, 2018	May 1, 2018	0.05
February 27, 2018	May 31, 2018	June 1, 2018	0.05
May 22, 2018	June 30, 2018	July 2, 2018	0.05
May 22, 2018	July 31, 2018	August 1, 2018	0.05
May 22, 2018	August 31, 2018	September 4, 2018	0.05
August 23, 2018	September 30, 2018	October 1, 2018	0.05
August 23, 2018	October 31, 2018	November 1, 2018	0.05
August 23, 2018	November 30, 2018	December 3, 2018	0.05

The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, including selling commissions and other fees and charges.

Annual Report December 31, 2018 25

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

Prior to the termination of the Expense Support and Conditional Reimbursement Agreement with the Adviser on October 29, 2018, substantial portions of the Fund’s distributions were funded through the reimbursement of certain expenses and additional support payments by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that were subject to repayment by the Fund within three years. The purpose of this arrangement was to ensure that no portion of the Fund’s distributions to shareholders were paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees were not based on the Fund’s investment performance. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the year ended December 31, 2018, if the Adviser had not reimbursed certain of the Fund’s expenses, 100% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.

The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the year ended December 31, 2018:

	Year Ended
	December 31, 2018
	Distribution
Source of Distribution	Amount	Percentage
Return of capital	$204,777	12.45%
Net investment income	1,440,001	87.55%
Total	$1,644,778	100.0%

The Fund’s net investment income on a tax basis for the year ended December 31, 2018 was $1,400,363.

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of December 31, 2018, the components of accumulated deficit on a tax basis were as follows:

December 31, 2018
Capital loss carryover	(87,539)
Net unrealized depreciation	(1,518,611)

Total accumulated deficit	$(1,606,150)

Annual Report December 31, 2018 26

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. The Fund is permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Fund had a net short-term capital loss carryforward of $87,537 and a net long-term capital loss carryforward of $2, which may be carried forward for an indefinite period.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $29,238,253 as of December 31, 2018. Aggregate net unrealized depreciation on a tax basis was $1,518,611, which was comprised of gross unrealized appreciation of $129,687 and gross unrealized depreciation of $1,648,298, as of December 31, 2018.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund's accounts. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2018, the fund recorded the following permanent reclassifications primarily related to the tax treatment of offering costs and non-deductible taxes paid.

Distribution Reinvestment Plan

The Fund previously adopted an “opt in” DRP pursuant to which shareholders could elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP were free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP terms and conditions. If a shareholder did not elect to participate in the DRP, the shareholder would automatically receive any distributions the Fund declares in cash. The Fund issued Shares pursuant to the DRP at the closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that was used to determine the offering price of the Shares on the date of such closing. Shares issued pursuant to the DRP had the same voting rights as Shares offered pursuant to Fund’s prospectus.

The Fund used newly issued Shares under the DRP. The number of Shares the Fund issued to a shareholder was determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per Share on the date of issuance.

There were no selling commissions, dealer manager fees or other sales charges to a shareholder if they elected to participate in the DRP. The Fund paid the plan administrator’s fees under the DRP. The Fund reserves the right to amend, suspend or terminate the DRP. The DRP was suspended by the Fund on September 17, 2018.

Share Repurchase Program

To provide shareholders with limited liquidity, the Fund intended to conduct quarterly repurchases of Shares beginning the calendar quarter ending December 31, 2018.

Annual Report December 31, 2018 27

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

In connection with the Fund’s consideration of strategic alternatives, the Fund reported on December 6, 2018, that it had suspended the share repurchase program indefinitely. No common shares were repurchased by the Fund pursuant to its share repurchase program during the year ended December 31, 2018.

Note 7. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

The Fund has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee is paid quarterly in arrears and is calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end). During the year ended December 31, 2018, the Fund incurred $458,770 of Base Management Fees.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of Shares (including the Fund’s distribution reinvestment plan), which includes the sales load, if applicable, less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%. The Fund will pay the Adviser 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized). This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Adviser would have earned if not for the hurdle rate. The Fund will pay the Adviser 15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser). During the year ended December 31, 2018, no incentive fees were incurred by the Fund.

The Adviser has entered into an investment sub-advisory agreement with the Sub-Adviser (the “Investment Sub-Advisory Agreement”). Pursuant to the Investment Sub-Advisory Agreement, the Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser. The Investment Sub-Advisory Agreement provides that the Sub-Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement with respect to each year, subject to a separate expense sharing arrangement agreed upon by the Adviser and the Sub-Adviser.

Annual Report December 31, 2018 28

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

Administrative Services

The Fund has entered into an administration agreement with the Adviser, (the “Administration Agreement”). Pursuant to the Administration Agreement, the Adviser oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Adviser also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Adviser assists the Fund in calculating the Fund’s NAVs, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser. During the year ended December 31, 2018, the Fund reimbursed administrative costs incurred by the Adviser of $235,305.

Expense Support Agreement

The Fund has entered into an Expense Support and Conditional Reimbursement Agreement with the Adviser (as amended and restated the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, base management and incentive fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in the Offering and provided, that no reimbursement payment shall be made if the effective rate of distributions per share declared by the Fund at the time of such reimbursement payment is less than the effective rate of distributions per share at the time the expense reimbursement payment was made to which such reimbursement payment relates. “Effective rate of distributions per share” means the actual declared distribution rate per share exclusive of return of capital and distribution rate reduction due to distribution and shareholder fees, if any.

On October 29, 2018, the Adviser terminated the Expense Support Agreement.

Annual Report December 31, 2018 29

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

The following table reflects the expense reimbursements accrued from the Adviser to the Fund as of December 31, 2018 that may be subject to reimbursement to the Adviser:

		Annualized “Other
		Operating
		Expenses” Ratio as of	Reimbursement
	Amount of Expense	the Date of	Eligibility
Quarter Ended	Reimbursements	Support Payment	Expiration
September 30, 2017	$386,574	6.46%	September 30, 2020
December 31, 2017	512,057	4.46%	December 31, 2020
March 31, 2018	408,253	1.61%	March 31, 2021
June 30, 2018	678,172	1.67%	June 30, 2021
September 30, 2018	633,113	1.11%	September 30, 2021
December 31, 2018	193,390	1.13%	December 31, 2021
	$2,811,559

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering. Notwithstanding the foregoing, the Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution fees), exceed 1.0% of the aggregate gross proceeds from the Offering. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed the 1.0% limit on aggregate gross proceeds raised in the Offering, without recourse against or reimbursement by the Fund. During the year ended December 31, 2018, the Fund incurred and paid $0 of organization cost and $1,508,042 of offering costs, of which $269,485 was capitalized and $1,238,557 was deferred subject to the 1% limitation. Total amortization of offering costs during the year ended December 31, 2018 was $174,267.

Underwriting compensation includes the costs of bona fide training and education meetings held by the Fund (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of the Dealer Manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with the Offering. Such payments are considered underwriting compensation in connection with the Offering. In addition to these payments, all forms of non-cash compensation, including promotional gifts and reasonable entertainment expenses, as well as the aggregate difference between the price at which the Dealer Manager and related persons purchase Shares and the price at which such Shares are offered to the public, if any, are also considered underwriting compensation. To the extent the Fund does not pay the full sales commission, dealer manager fees or distribution and shareholder servicing fee for Shares sold in the Offering, the Fund will pay or reimburse underwriting compensation incurred on behalf of the Fund; provided, however, that the Fund will not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation paid by the Fund to exceed 8.0% of the gross offering proceeds of the Offering, as required by the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition to the payment of upfront selling commissions and the dealer manager fee, the Fund reimburses the Dealer Manager and participating broker-dealers for bona fide accountable due diligence expenses. During the year ended December 31, 2018, the Fund incurred $3,322,690 of underwriting compensation, of which $1,022,683 was recorded and $2,300,007 was deferred subject to the 8% limitation.

On September 17, 2018, the Fund suspended the Offering and the DRP.

Note 8. Concentration and Credit Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

Credit Risk

The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Annual Report December 31, 2018 30

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Foreign Currency Risk

Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Liquidity Risk

The Fund may invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to RICs (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Valuation Risk

The Fund is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board. As part of the valuation process, the Board may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

Annual Report December 31, 2018 31

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate its valuation. The Fund records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the Fund’s portfolio. The effect of all of these factors on the Fund’s portfolio may reduce its net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows of the Fund.

Note 9. Independent Trustee Compensation

Trustees who do not also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser or their respective affiliates(“Independent Trustees”) are entitled to receive from the Fund an annual cash retainer, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson.

The Fund will pay each Independent Trustee who does not serve in an executive officer capacity an annual cash retainer of $45,000, pro-rated for a partial term (the audit committee chairperson will receive an additional $10,000 annually, pro-rated for a partial term); $2,500 for each attended in-person meeting of the Board; $1,500 for each in-person committee meeting attended as a committee member; and $1,000 for each Board or committee telephonic meeting in which such Trustee participates (not to exceed $4,000 for any one set of meetings attended within a 48-hour period). The Fund will also pay each trustee who serves on the valuation committee an annual cash retainer of $15,000, subject to such trustee attending at least 75% of all scheduled valuation committee meetings during the Fund’s fiscal year. During the year ended December 31, 2018, the Fund paid the Independent Trustees an aggregate of $220,250 for their service on the Board.

Further, the Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

Note 10. Indemnifications

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the 1940 Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

Note 11. Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

On February 6, 2019, the VVC Holding Corp loan was repaid by the borrower and the Fund received proceeds totaling $4,080,000.

Richard Gann resigned as President of the Fund, effective March 1, 2019.

Annual Report December 31, 2018 32

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stira Alcentra Global Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Stira Alcentra Global Credit Fund (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from August 8, 2017 (commencement of operations) through December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2018, the results of its operations and cash flows for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period from August 8, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of the Fund since 2017.

New York, NY
March 1, 2019

Annual Report December 31, 2018

Stira Alcentra Global Credit Fund

Additional Information

Proxy Information

The policies and procedures used to determine how the Fund votes proxies relating to the securities it holds are available (1) without charge, upon request, by calling (877) 567-7264, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling (877) 567-7264, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N -Q will be available (1) without charge, upon request, by calling (877) 567-7264; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distribution Reinvestment Plan

The Fund previously adopted an “opt in” DRP pursuant to which shareholders were able to have the full amount of their cash distributions reinvested in additional shares of the Fund. On September 17, 2018, the Fund’s board of trustees (the “Board”) suspended the DRP effective immediately.

Trustees

Christopher Hilbert

Jack Yang

Mitch Vance

Ned W. Brines

Richard Bram Smith

Investment Adviser

Stira Investment Adviser, LLC
18100 Von Karman Avenue, Suite 500

Irvine, CA 92612

Investment Sub-Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Annual Report December 31, 2018

Stira Alcentra Global Credit Fund

Transfer Agent and DRP Administrator

DST Systems, Inc.
1055 Broadway, 7th Floor
Kansas City, MO 64105

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Fund Counsel

Thompson Hine LLP

1919 M Street, N.W.

Washington, DC 20036

Delaware Counsel

Richards, Layton & Finger, P.A.

One Rodney Square

920 North King Street

Wilmington, DE 19801

Privacy Notice

The Fund is committed to protecting the privacy of shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice shareholders may have received from the Fund.

The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about shareholders. The only information the Fund collects from shareholders is their name, address, number of Shares held and their social security number. This information is used only so that the Fund can send shareholders annual reports, semi-annual reports and other information about the Fund, and send shareholders other information required by law.

The Fund does not share this information with any non-affiliated third party except as described below.

•	Authorized employees of the Adviser. It is the Fund’s policy that only authorized employees of the Adviser who need to know a shareholder’s personal information will have access to it.

•	Service providers. The Fund may disclose a shareholder’s personal information to companies that provide services on the Fund’s behalf, such as record keeping, processing the shareholder’s trades and mailing the shareholder information. These companies are required to protect the shareholder’s information and use it solely for the purpose for which they received it.

•	Courts and government officials. If required by law, the Fund may disclose a shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Annual Report December 31, 2018

Trustees and Officers

Board of Trustees and Executive Officers
Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each Trustee is c/o Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612. As set forth in the Fund’s declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

NAME	AGE	POSITION	TRUSTEE SINCE
Interested Trustees
Christopher Hilbert(1)	49	Chief Executive Officer, Chairman of the Board	2016
Jack Yang(2)	57	Trustee	2016
Independent Trustees
Mitch Vance	56	Trustee	2017
Ned W. Brines	57	Trustee	2017
Richard Bram Smith	70	Trustee	2018

(1)	Mr. Hilbert is the Chief Executive Officer of Stira Investment Adviser, LLC and as such is considered an interested person as defined in Section 2(a)(19) of the 1940 Act.

(2)	Until January, 2019, Mr. Yang was the Head of Americas, Global Head of Business Development of Alcentra Group, that is directly or indirectly controlling or is under common control with Alcentra NY, LLC and as such is considered an interested person as defined in Section 2(a)(19) of the 1940 Act.

Interested Trustees

Christopher Hilbert

Mr. Hilbert has served as Chief Executive Officer and a Trustee of the Fund since its inception. Mr. Hilbert is the co-founder and Chief Executive Officer of 3G Capital Advisors, a boutique advisory firm focused on developing creative capital solutions. Mr. Hilbert was formerly the President of Steadfast Companies where he was responsible for the strategic planning, oversight and performance. As president, Mr. Hilbert lead all corporate and real estate related functions including acquisitions, dispositions, project management and property management. Upon joining Steadfast Companies in 2005, Mr. Hilbert successfully led his team in the acquisition and development of over 45,000 multifamily units. Mr. Hilbert began his career in property management 24 years ago. Prior to leading the organization, Mr. Hilbert served in several investment, underwriting and finance roles as senior vice president with Nations Bank and Bank of America and as chief financial officer of National Housing Development Corporation.

Annual Report December 31, 2018

Mr. Hilbert received his Bachelor’s Degree from San Diego State University and Master of Business Administration from Queens University of Charlotte. Mr. Hilbert serves on the development committee and as the Annual Fund chair at Pacifica Christian High School.

The Fund believes that Mr. Hilbert’s prior experience as a president, vice president and chief financial officer has provided Mr. Hilbert with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Hilbert is highly qualified to serve on the Board.

Jack Yang

Mr. Yang has served as a Trustee of the Fund since its inception. Mr. Yang was an employee of Alcentra Group from March 2013 to January 2019, and was the Head of Americas, Global Head of Business Development, responsible for product development, marketing, fundraising and investor relations. Prior to joining Alcentra Group, Mr. Yang was at Onex Credit Partners where he was the firm’s Managing Partner. Previously, he worked at Highland Capital Management from 2003 to 2009, where he was the firm’s Managing Partner, President of the firm’s broker/dealer, and business head for Europe. He previously served as a Vice Chairman and Director of the Loan Syndications and Trading Association and as a Director of the Loan Market Association.

Mr. Yang worked at Merrill Lynch from 1994-2002 where he founded the Loan Syndications Group, and was subsequently the Global Head of Leveraged Finance Products. He chaired the firm’s Debt Markets Commitment Committee, and led the establishment of the firm’s mezzanine debt and bridge loan funds. Prior to Merrill Lynch, he worked at Chemical Securities, Inc. from 1983-1994 where he was involved with starting the Leveraged Buyout and Loan Syndications Groups.

Mr. Yang graduated from Cornell University with a B.A. in Economics, and earned an M.B.A. from Columbia Business School.

The Fund believes that Mr. Yang’s prior experience as a managing partner, president, vice chairman and director has provided Mr. Yang with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Yang is highly qualified to serve on the Board.

Independent Trustees

Mitch Vance

Mr. Vance has served as a Trustee of the Fund since March 2017. Mr. Vance co-founded TGV Partners, LLC (“TGV”) in 1990, a private equity investment firm that provides investment and intellectual capital to emerging growth and middle market companies, and serves as a General Partner of TGV. Mr. Vance has provided strategic management to various partner companies including serving as Chief Executive Officer and Chairman of Vantage Mobility International. From February 1993 to March 1998, Mr. Vance served as a General Partner at Pacific Mezzanine Investors (now Windjammer Capital Investors). During Mr. Vance’s tenure, the firm invested over $175 million in 13 companies. Previously, Mr. Vance served as an Associate at Levine, Tessler, Leichtman Capital Partners, and Mr. Vance began his career as an Investment Manager at First Westinghouse Capital Corporation, specializing in mezzanine investments.

Annual Report December 31, 2018

Mr. Vance currently serves on the Board of Directors of Astro Pak Corporation, and has served as a Director of numerous companies, including Smart Carte, Suiza Foods, Thompson-Center Arms, and Stratford American Corp, where Mr. Vance chaired the audit committee. Mr. Vance serves as a Trustee and Member of the Investment Committee of Westmont College; and as an Advisory Board Member of the Orangewood Foundation Rising Tide Communities, a non-profit organization that provides transitional housing for youth who are emancipated from foster care.

Mr. Vance holds a B.S. in Finance from the University of Oregon.

The Fund believes that Mr. Vance’s prior experience in private equity, company management, administration and finance, including his service on an audit committee, has provided Mr. Vance with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Vance is highly qualified to serve on the Board.

Ned W. Brines

Mr. Brines has served as a Trustee of the Fund since March 2017. Mr. Brines serves as the Director of Investments for Arnel & Affiliates since March 2016 where he oversees the management of the assets of a private family with significant and diversified holdings. Mr. Brines has been an independent director of Steadfast Income REIT, Inc. since July 2012 and an independent director of Steadfast Apartment REIT III, Inc. since January 2016. Mr. Brines served as a portfolio manager for Andell Holdings, a private family office with significant and diversified holdings from June 2010 to July 2012. In addition, Mr. Brines served as the Chief Investment Officer for the CitizenTrust Wealth Management and Trust division of Citizens Business Bank from June 2012 to March 2016, where Mr. Brines was responsible for the investment management discipline, process, products and related sources. In September 2008 Mr. Brines founded Montelena Asset Management, a California based registered investment advisor firm, and served as its Chief Investment Officer. From May 2001 to September 2008, Mr. Brines served as a Senior Vice President and senior portfolio manager with Provident Investment Counsel in Pasadena managing their Small Cap Growth Fund with $1.6 billion in assets under management (AUM). Mr. Brines was with Roger Engemann & Associate in Pasadena from September 1994 to March 2001 in which he served as both an analyst and portfolio manager for their mid cap mutual fund and large cap Private Client business as the firm grew from $3 billion to over $19 billion in AUM.

Mr. Brines earned a Master of Business Administration degree from the University of Southern California and a Bachelor of Science degree from San Diego State University. Mr. Brines also holds the Chartered Financial Analyst (CFA) designation and is involved in various community activities including serving on the investment committee of City of Hope.

The Fund believes that Mr. Brines’ prior service as a director and as chief investment officer has provided Mr. Brines with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Brines is highly qualified to serve on the Board.

Richard Bram Smith

Mr. Smith has served as Trustee of the Fund since July 2018. Mr. Smith has been the Executive Director of the Loan Syndications and Trading Association (“LSTA”) since September 2008. Mr. Smith has also served on the LSTA board and as its Treasurer. Prior to joining LSTA, Mr. Smith worked for Bear Stearns for five years where, among other duties, Mr. Smith managed the Loan Capital Markets and Sales effort. Prior to this, in 1996, Mr. Smith joined Morgan Stanley, where he set up and managed the company’s Global Loan Business. Prior to Morgan Stanley, Mr. Smith worked at Bankers Trust for nearly 18 years. Mr. Smith’s last responsibilities at Bankers Trust were managing loan syndications, sales and trading. Mr. Smith formerly was the Chairman and President of the United Way in Scarsdale - Edgemont, New York.

Annual Report December 31, 2018

Mr. Smith received a B.S. in International Affairs from the U.S. Air Force Academy, an M.A. in International Affairs from Fletcher School of Law and Diplomacy, Tufts University and earned a Master of Business Administration from Harvard Business School. Mr. Smith served in the U.S. Air Force in South East Asia before returning state side for helicopter pilot training. Mr. Smith flew helicopters in California for his last 2½ years of duty for the Aerospace Rescue and Recovery Service.

The Fund believes that Mr. Smith’s prior experience in finance, loan syndication, sales and trading has provided him with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Smith is highly qualified to serve on the Board.

Executive Officers

The following persons served as the Fund’s executive officers in the following capacities as of December 31, 2018:

NAME	AGE	POSITIONS HELD
Christopher Hilbert	49	Chief Executive Officer
Richard Gann(1)	47	President
David Miller	40	Chief Accounting Officer
Terry Wettergreen	68	Chief Compliance Officer
Gustav Bahn	48	Secretary

(1) Mr. Gann resigned as President of the Fund, effective March 1, 2019.

The address for each executive officer is c/o Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612.

Christopher Hilbert

Please refer to “Interested Trustees” for the biography of Mr. Hilbert.

Richard Gann

Mr. Gann has served as President of the Fund since November 2017, and previously served as Executive Vice-President of the Fund from March 2017 to November 2017. Mr. Gann also serves as Chief Products Officer for Stira Capital Markets Group, the managing broker-dealer for the Fund, where he has been an officer since 2011. Prior to joining Steadfast Companies, Mr. Gann was Director of Marketing for KBS Capital Markets Group from February 2010 to November 2011, and an executive at Grubb & Ellis/Triple Net Properties from December 2006 to February 2010. All of these companies have sponsored multiple private placements and public, non-traded investment programs. Before transitioning into sponsorship of syndicated investments, Mr. Gann worked as an attorney primarily in the fields of property taxation and estate planning, which led to his being registered with broker-dealer firms including Citicorp Investment Services and LPL. Mr. Gann was admitted to the California State Bar in June 1997. Mr. Gann received a Juris Doctor from California Western School of Law and a Bachelor of Arts from UCLA.

Annual Report December 31, 2018

David Miller

Mr. Miller has served as Chief Accounting Officer of the Fund since March 2017. Mr. Miller has also served as Vice President, Accounting of Steadfast REIT Investments, LLC, since June 2016, where he oversees the accounting, reporting and compliance functions of the Steadfast non-listed REITs as well as the Dealer Manager. Mr. Miller also served as Controller of Steadfast REIT Investments, LLC from July 2011 to June 2016. Prior to joining Steadfast REIT Investments, LLC, Mr. Miller served as an Assurance Senior Manager with BDO USA, LLP, an accounting and audit firm, where he serviced primarily middle market public and private clients in a variety of industries from November 2003 to June 2011. Mr. Miller received a Bachelor of Arts in Business Administration (Accounting) from the California State University at Fullerton. He is a certified public accountant and holds the Chartered Alternative Investment Analyst (CAIA) designation.

Terry Wettergreen

Ms. Wettergreen has served as Chief Compliance Officer of the Fund since March 2017. Ms. Wettergreen is a director of Vigilant Compliance LLC, a full service compliance firm servicing mutual funds and the investment industry. Ms. Wettergreen has over two decades of experience with registered investment advisers, publicly traded mutual fund, and private institutional clients. Ms. Wettergreen served as Vice President, Treasurer (Chief Financial Officer), and Secretary for the Westport Funds, from their inception in 1997 through their reorganization in 2016 where she was responsible for selecting and supervising the funds’ outsourced back office operations, coordinating and planning board of trustees meetings and, as chief compliance officer for the funds’ investment advisers. Ms. Wettergreen has extensive experience in handling examinations by the SEC staff. Ms. Wettergreen holds volunteer board positions with Rowayton Civic Association, Family Re Entry, YWCA of Darien/Norwalk, American Women’s Club, and American Chamber of Commerce.

Ms. Wettergreen received both her Undergraduate Degree in Marketing and her Masters in Finance from Fairfield University. Ms. Wettergreen holds FINRA Securities Licenses including Series 6 (limited Securities Representative) and 63 (Uniform Securities Agent).

Gustav Bahn

Mr. Bahn has served as Secretary of the Fund since November 2016. Mr. Bahn also serves as General Counsel of the Adviser and Assistant General Counsel — Securities & Investments at Steadfast Companies. Prior to joining Steadfast Companies, Mr. Bahn was a partner at the law firm of Alston & Bird LLP where his practiced focused on securities law and mergers and acquisitions. Prior to joining Alston & Bird LLP in 2006, Mr. Bahn was an associate in the capital markets group of Paul, Weiss, Rifkind, Wharton & Garrison LLP in both the New York and London offices from 2000 to 2006. Mr. Bahn received a B.A. in Economics and Political Science from the University of Tennessee, an MS.c. from the London School of Economics and Political Science and a J.D. from Tulane Law School.

Annual Report December 31, 2018

Stira Alcentra Global Credit Fund

Item 2.	Code of Ethics.

(a)	Stira Alcentra Global Credit Fund (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial and accounting officer (the “Code of Ethics”).

(c)	During the period covered by this report, there have not been any amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the Fund had not granted any waivers, including an implicit waiver, from the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at www.StiraALLternatives.com.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Fund has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

(a)(2)	As of the date of this report, the Fund’s audit committee financial expert is Mr. Mitch Vance. Mr. Vance is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the fiscal year ended December 31, 2017 and for the fiscal year ended December 31, 2018, Ernst & Young LLP (“E&Y”), the independent registered public accounting firm of the Fund, billed the Fund aggregate fees of $157,000 and $203,500, respectively, for professional services rendered for the audit of the Fund’s annual financial statements.

(b)	Audit-Related Fees: For the fiscal year ended December 31, 2017 and for the fiscal year ended December 31, 2018, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

(c)	Tax Fees: For the fiscal year ended December 31, 2017 and for the fiscal year ended December 31, 2018, the aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning, which were comprised of the preparation of income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of U.S. federal excise tax returns, were $17,500 and $21,000, respectively.

(d)	All Other Fees: For the fiscal year ended December 31, 2017 and for the fiscal year ended December 31, 2018, the aggregate fees billed for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e)(1)	The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm. Non-audit services that constitute less than 5% of the revenues paid by the Fund and its subsidiaries to the independent auditor may be approved by the Audit Committee (or one or more members authorized by the Audit Committee) after the services are commenced but before the completion of the audit, provided that such services were not recognized by the Fund at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Audit Committee.

(e)(2)	100% of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2017 and December 31, 2018, were pre-approved by the Audit Committee. For the fiscal years ended December 31, 2017 and December 31, 2018, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

41

(f)	During the audit of the Fund’s financial statements for the fiscal year ended December 31, 2018, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the fiscal years ended December 31, 2017 and December 31, 2018, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $17,500 and $21,000, respectively. For the fiscal years ended December 31, 2017 and December 31, 2018, aggregate non-audit fees billed by E&Y for services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund were $0 and $0, respectively.

(h)	The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to the Fund’s investment sub-adviser subject to the oversight of the Fund’s investment adviser. The proxy voting policies and procedures of the Fund’s investment sub-adviser are set forth below. The guidelines are reviewed periodically by the Sub-Adviser and the Fund’s Independent Trustees and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Sub-Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Sub-Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

The Sub-Adviser will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Sub-Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Sub-Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (i) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Sub-Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how the Sub-Adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended June 30 will be available without charge by making a written request to the Fund’s chief compliance officer at Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612, by calling the Fund at (877) 567-7264, or on the SEC’s website at www.sec.gov.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The management of the Fund’s investment portfolio is the responsibility of the Sub-Adviser, subject to oversight by the Fund’s investment adviser. The Sub-Adviser makes investment decisions for the Fund and executes on the Fund’s trading strategies.

The portfolio managers listed below are employed by the Sub-Adviser and receive no direct compensation from the Fund in connection with their portfolio management activities. As of March 1, 2019, the primary portfolio managers of the Fund are as follows:

Kevin Cronk. Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC’s high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

Ellida McMillan. Ms. McMillan has served as Chief Financial Officer and Chief Operating Officer of Alcentra Capital Corporation since April 2017 and as Treasurer and Secretary of Alcentra Capital Corporation since November 2013. Ms. McMillan previously served as Chief Accounting Officer of Alcentra Capital Corporation from November 2013 to April 2017. Prior to joining Alcentra Capital Corporation, Ms. McMillan served as a CPA/Partner consultant with Tatum US, a financial and technology consulting and advisory firm. Prior to joining Tatum US, from January 2007 through March 2012, Ms. McMillan owned McMillan Consulting, which provided management and financial consulting for small to medium sized businesses, including advising on accounting, financial reporting and analysis and other financial matters. Previously, Ms. McMillan was a corporate controller at KBC Financial Holdings, a subsidiary of KBC Financial Products UK Ltd, which engaged in the sales, structuring and risk management of equity linked and equity derivatives instruments, from 2000 until 2004. Prior to KBC Financial Holdings, Ms. McMillan was an associated director of Fixed Income Derivatives at Bear Stearns & Co. from 1999 until 2000. Ms. McMillan began her career as an auditor at Arthur Andersen in the financial service sector. Ms. McMillan holds a B.S. from Fairfield University and is a licensed CPA.

Suhail A. Shaikh. Mr. Shaikh has been the Co-President of Alcentra Capital Corporation and Managing Director and Co-Head of U.S. Direct Lending at the Sub-Adviser since June 2018. Mr. Shaikh previously served as a senior investment professional at Solar Capital Partners, LLC (“Solar”), a private credit fund advisor, which manages over $4 billion of investable capital in two publicly listed business development companies, from 2011 to 2018. Prior to Solar, Mr. Shaikh was in investment banking for over fifteen years as a leveraged finance specialist and financial sponsor banker, most recently as a Managing Director at Bank of America Merrill Lynch from 2005 to 2011. Mr. Shaikh previously worked at JPMorgan, CIBC and Bankers Trust. Mr. Shaikh has an M.B.A. from the Wharton School of Business and an A.B. from Middlebury College.

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Peter M. Glaser. Mr. Glaser has been the Co-President of Alcentra Capital Corporation and Managing Director and Co-Head of U.S. Direct Lending at the Sub-Adviser since June 2018. Mr. Glaser was previously a Member of Kohlberg Kravis Roberts & Co. (“KKR”), having been with the firm from 2010 to 2017. Mr. Glaser headed KKR Sponsor Finance, providing clients with capital structure solutions through KKR’s private credit and capital markets platforms. Mr. Glaser was previously a Managing Director at Barclays Capital from 2006 to 2010 and held roles on the U.S. Leveraged Finance team as its Co-Head of Origination & Execution and Co-Head of the Financial Sponsors Group. In his over 25-year career in finance, Mr. Glaser has also held various positions in M&A and corporate finance at Goldman Sachs, Bank of America, Dillon Read, and James D. Wolfensohn Inc. Mr. Glaser received his M.B.A. from Harvard Business School and a B.A. from the University of Pennsylvania.

(a)(2) As of December 31, 2018, the primary portfolio managers of the Fund were primarily responsible for the day-to-day portfolio management of the following accounts:

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Kevin Cronk
Registered Investment Companies	4	$2,860.0	2	$281.1
Other Pooled Investment Vehicles	4	$719.0	—	$—
Other Accounts	1	$3,000.0	—	$—
Ellida McMillan
Registered Investment Companies	2	$281.1	2	$281.1
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—
Suhail A. Shaikh
Registered Investment Companies	2	$281.1	2	$281.1
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—
Peter M. Glaser
Registered Investment Companies	2	$281.1	2	$281.1
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—

Portfolio Managers Potential Conflicts of Interest

The Sub-Adviser, BNY Mellon and their respective affiliates (collectively, the “Firm”) will be subject to certain conflicts of interest with the portfolio managers. These conflicts will arise primarily from the involvement of the Sub-Adviser, BNY Mellon and their respective affiliates in other activities that may conflict with the Fund’s activities. Individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

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Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the Fund’s and shareholders’ interests. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Sub-Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across BNY Mellon’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Fund expects the Sub-Adviser to utilize for purposes of recommending investment opportunities. Additionally, the Firm may limit the Fund and/or its portfolio companies from engagement in agreements with, or related to, companies of an Other Account (defined below) and/or from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Investment Banking, Advisory and Other Relationships

As part of its regular business, the Firm provides a broad range of investment banking, advisory, underwriting, placement agent and other services. In addition, the Firm may provide services in the future beyond those currently provided. The Fund will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of the Sub-Adviser personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with the Adviser or the Fund’s portfolio managers at the Adviser or the Sub-Adviser. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm is engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”).

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The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of the Fund, the Sub-Adviser will consider those relationships and may determine to not consider the recommendation of the investment to the Fund as a result of such relationships, as may be permitted by law. The Fund may also co-invest with clients of BNY Mellon in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Sub-Adviser with respect to such investments, as may be permitted by law and in accordance with the Sub-Adviser’s applicable procedures.

The Firm may represent creditors or debtors in restructuring or reorganization proceedings or negotiations, including under Chapter 11 of the U.S. Bankruptcy Code, or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. Any such involvement, for which the Firm may be compensated and which compensation will not be passed through to the Fund, is expected to limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. Alternatively, the Sub-Adviser may recommend that the Fund liquidate any existing positions of the applicable issuer. If that recommendation were followed, the Fund may be foregoing returns the Fund would have realized had the investment not been sold. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to the Adviser, on the Fund’s behalf, and other clients, including other investment funds such as Alcentra Capital Corporation and any other investment vehicles that the Sub-Adviser or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Sub-Adviser Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds and any other investment vehicles that BNY Mellon or any of its affiliates may establish from time to time, client accounts and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively, the “Other BNY Mellon Accounts” and, together with the Other the Sub-Adviser Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objective and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund although it is the Sub-Adviser’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with the Fund’s. The Sub-Adviser or its affiliates may enter into transactions for Other Accounts where they have investment discretion that the Sub-Adviser determines not to recommend to the Fund for regulatory, investment or other reasons. Affiliates of the Sub-Adviser engage in an investment advisory business separate from the Sub-Adviser, including with respect to accounts that compete with the Fund, and have no obligation to make investment opportunities available to the Fund.

While the Sub-Adviser will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by the Sub-Adviser and BNY Mellon in managing their respective Other Accounts could conflict with the transactions and strategies recommended by the Sub-Adviser in providing sub-advisory services to the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts.

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The Sub-Adviser may have a conflict of interest in allocating investment opportunities between the Fund and Other Accounts, including where the Sub-Adviser may be incentivized to recommend investments for the Fund that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where the Sub-Adviser has more attractive incentive fees for such Other Accounts, or where individuals of the Sub-Adviser who are responsible for selecting investments for the Fund have large personal stakes in Other Accounts, or where personnel of the Sub-Adviser benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and the Sub-Adviser will allocate or make allocation recommendations in accordance with, procedures designed and adopted by the Sub-Adviser to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of the Sub-Adviser, be suitable for the Fund. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as the Fund and may not be allocated to the Fund. Such investments, while high risk, can at times offer exceptional returns, and the Fund may not be able to participate in these returns.

The Sub-Adviser is committed to transacting in securities and loans in a manner that is consistent with the Fund’s investment objective and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among the Fund and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, the Sub-Adviser determines which clients’, including the Fund’s and the Other Accounts’, investment mandates are consistent with the investment opportunity taking into account the Fund’s and such Other Account’s risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among the Fund and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, the Sub-Adviser complies with specific allocation procedures set forth in the Fund’s governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, the Sub-Adviser will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to the Fund and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for the Fund or an Other Account from an allocation). In instances where the Fund and Other Accounts target different strategies but overlap with respect to certain investment opportunities, the Sub-Adviser may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to the Fund. Any such allocations must be documented in accordance with the Sub-Adviser’s procedures and be undertaken with reference to one or more of the following considerations: (i) the risk-return and target-return profile of the investment opportunity relative to the Fund’s and the Other Accounts’ current risk profile; (ii) the Fund’s or the Other Accounts’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (iii) the need to re-size risk in the Fund’s or the Other Accounts’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and the Other Accounts’ portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (iv) the Fund’s and the Other Accounts’ liquidity considerations, including during a ramp-up or wind-down of the Fund or Other Accounts, proximity to the end of the Fund’s or the Other Accounts’ specified terms or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) tax consequences; (vi) regulatory or contractual restrictions or consequences; (vii) avoiding de minimis or odd lot allocations; (viii) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (ix) the Fund’s or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or an Other Account; (xi) managing any actual or potential conflict of interest; (xii) with respect to investments that are made available to the Sub-Adviser by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for the Fund or the Other Accounts, the absence of such relationships; and (xiii) any other considerations deemed relevant by the Sub-Adviser and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Fund, notwithstanding the Sub-Adviser’s general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of the Fund’s interests, but the Fund will be treated fairly and equitably over time and in a manner consistent with the Sub-Adviser’s fiduciary duties.

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Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Sub-Adviser or its affiliates consider equitable.

From time to time, the Sub-Adviser expects the Fund and Other Accounts to make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. When making such investments, the Sub-Adviser expects the Fund and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

To the extent that the Fund holds interests that are different (or more senior or junior) than those held by the Other Accounts, the Sub-Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with the Fund’s. Furthermore, it is possible that the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Sub-Adviser believes it would be in the Fund’s best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Sub-Adviser believes it would be in the Fund’s best economic interests to do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Sub-Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Sub-Adviser’s then-current allocation policy and any applicable exemptive orders over time.

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Service Providers

The Fund’s service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in the Fund and/or sources of investment opportunities and counterparties therein. This may influence the Sub-Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that the Sub-Adviser believes to be of benefit to the Fund or Other Accounts).

Allocation of Personnel

The Sub-Adviser and its officers, managers, members and employees will devote as much of their time to the Fund’s activities as the Sub-Adviser deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Sub-Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Sub-Adviser and its officers, managers, members and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund’s business and the management of the assets of other clients of the Sub-Adviser.

Material Non-Public Information

The Sub-Adviser or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Sub-Adviser would be restricted from recommending to the Adviser or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to the Sub-Adviser’s personnel responsible for the Fund’s affairs will be limited, and the Adviser on the Fund’s behalf may not be free to act upon any such information. Therefore, the Fund and the Adviser may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made on the Fund’s behalf, and the Adviser may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Adviser may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers and employees of the Sub-Adviser or BNY Mellon may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by the Sub-Adviser or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

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Portfolio Company Relationships

The entities in which the Fund invests are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which the Fund will derive no benefit, subject to applicable law. For example, the Firm may offer the Fund’s portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors’ fees or other similar compensation. Such amounts may, but are not expected to be, material and will not be passed through to the Fund.

Transactions with Other Accounts

From time to time, the Fund may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, the Sub-Adviser’s fiduciary obligations to the Fund, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

The Fund may acquire a security from an issuer in which a separate security has been acquired by either the Sub-Adviser or BNY Mellon affiliates. When making such investments, the Fund and either the Sub-Adviser or BNY Mellon affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Sub-Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

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In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Sub-Adviser between its interests in the Fund and the portfolio company, in that the ability of the Sub-Adviser to recommend actions in the Fund’s best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the Fund’s performance.

(a)(3)	Compensation Structure of Portfolio Managers

The Sub-Adviser’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

(a)(4)	Ownership of Securities

Dollar Range
of Equity
Securities in
Name of Portfolio Manager	the Fund(1)(2)(3)
Kevin Cronk	None
Ellida McMillan	$ 1 – $10,000
Suhail A. Shaikh	None
Peter M. Glaser	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(3)	The dollar range of equity beneficially owned is based on the net asset value of $8.63 per Class T Share.

(b)	The only change to the portfolio managers identified in the most recently filed registration statement on Form N-2 (File Nos. 333-214405 and 811-23210), as amended, for the Fund is the addition of Suhail A. Shaikh and Peter M. Glaser and the removal of Branko Krmpotic, Paul Hatfield and David Scopelliti.

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Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

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Stira Alcentra Global Credit Fund

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures of Stira Alcentra Global Credit Fund (the “Fund”) as of a date within 90 days of the filing date of this report (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended), the Fund’s principal executive officer and principal financial and accounting officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Fund’s management, including the Fund’s principal executive officer and principal financial and accounting officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(c) under the 1940 Act), that occurred during the Fund’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1)	Stira Alcentra Global Credit Fund Code of Ethics – See Item 2.

(a)(2)	Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.
(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STIRA ALCENTRA GLOBAL CREDIT FUND

By:	/s/ Christopher Hilbert
Christopher Hilbert
Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Hilbert
Christopher Hilbert
Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	March 1, 2019

By:	/s/ David Miller
David Miller
Chief Accounting Officer (Principal Financial and Accounting Officer)

Date:	March 1, 2019